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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-14145 and 333-39309) of Toreador Royalty Corporation of our report dated April 9, 1999 appearing on page F-2 of this Annual Report on Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
April 15, 1999